UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 30, 2015

_________________________

UPD HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-10320	13-3465289
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

75 Pringle Way, 8th Floor, Suite 804 Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

775-829-7999

(Registrant’s telephone number, including area code)

ESIO WATER & BEVERAGE DEVELOPMENT CORP.

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

1

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2015, Esio Water & Beverage Development Corp. (the “Company,” “we” or “us”) filed Articles of Merger (the “Merger”) with the Nevada Secretary of State. The Merger was between the Company and our wholly-owned subsidiary, UPD Holding Corp. (the “Subsidiary”). Pursuant to Nevada corporate law, we amended our Articles of Incorporation by the Merger to change our name to UPD Holding Corp. We believe our new name more properly indicates our current lines of business because we have not been in the water and beverage industry since 2012. “UPD” stands for United Product Development which is the name of one of our wholly-owned subsidiaries.

We will be applying to FINRA to have our common stock traded under our new name and for a new trading symbol as soon as possible.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Articles of Merger filed with the Nevada Secretary of State on December 30, 2015
2.2	Agreement of Merger between the Company and the Subsidiary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPD HOLDING CORP.

	By:	/s/ Mark W. Conte
Date: January 22, 2016		Mark W. Conte
President and Chief Executive Officer

2